EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 22, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Minnesota                        0-944                 41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 file number)         Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9 - Financial Statements and Exhibits

     Item 9.01  Possis Medical Inc. Reports Quarterly Financial Results

     On November 22, 2005, the Company issued a press release reporting operating results for its fiscal year 2006 first quarter ending October 31, 2005. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

     [c]    Exhibits.

     99.1 Press Release, dated November 22, 2005, issued by Possis Medical, Inc.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    November 22, 2005
                                                POSSIS MEDICAL, INC.



                                                By:  /s/ Jules Fisher
                                                     ---------------------------
                                                     Jules Fisher
                                                     Vice President, Finance

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 Press Release, dated November 22, 2005, issued by
                     Possis Medical, Inc.